UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

March 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Security – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	192,437	$169,125
Total Agency Asset-Backed Security (cost $190,881)			169,125

Agency Collateralized Mortgage Obligations – 1.24%
•E.F. Hutton Trust III Series 1 A 1.03% 10/25/17		55,403	55,433
Fannie Mae Grantor Trust
•Series 2001-T5 A2 7.00% 2/19/30		56,548	63,829
Series 2001-T10 A1 7.00% 12/25/41		334,077	370,408
Series 2002-T1 A2 7.00% 11/25/31		186,188	209,228
Fannie Mae REMIC
Series 2003-32 PH 5.50% 3/25/32		90,000	95,492
Series 2003-91 BE 4.00% 11/25/16		1,058,138	1,077,603
Series 2006-69 PB 6.00% 10/25/32		8,661,667	9,118,484
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.50% 2/25/42		183,563	209,262
Series 2004-W9 2A1 6.50% 2/25/44		236,015	258,731
Freddie Mac REMIC
Series 2644 AW 4.00% 1/15/26		123,164	123,630
Series 2694 QG 4.50% 1/15/29		165,000	172,518
Series 2706 UG 4.50% 8/15/16		2,515,000	2,624,575
•Series 2780 SL 6.00% 4/15/34		584,012	588,066
Series 2890 PC 5.00% 7/15/30		355,000	377,770
•Series 3094 US 6.75% 9/15/34		308,844	307,966
•Series 3241 FM 0.61% 11/15/36		357,074	355,235
Series 3337 PB 5.50% 7/15/30		75,000	78,599
Series 3416 GK 4.00% 7/15/22		12,043	12,500
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		70,370	80,288
Series T-54 2A 6.50% 2/25/43		1,634	1,791
Series T-58 2A 6.50% 9/25/43		1,225,166	1,347,108
•Series T-60 1A4C 5.395% 3/25/44		1,726,315	1,765,157
GNMA Series 2003-72 C 4.86% 2/16/30		2,500,000	2,638,540
Total Agency Collateralized Mortgage Obligations (cost $21,627,360)			21,932,213

Agency Mortgage-Backed Securities – 17.24%
Fannie Mae
4.50% 3/1/14		705,247	727,738
6.00% 9/1/12		413,696	442,699
6.50% 8/1/17		193,455	208,668
9.00% 11/1/15		116,121	124,237
10.00% 10/1/30		169,391	196,946
10.50% 6/1/30		28,006	32,707
16.00% 11/15/12		61,982	67,482
•Fannie Mae ARM
2.868% 12/1/33		283,430	293,779
3.423% 8/1/34		363,893	376,054
3.717% 11/1/39		2,556,874	2,626,042
3.869% 6/1/34		259,422	267,418
4.329% 9/1/39		2,962,076	3,060,067
4.442% 10/1/39		6,729,187	6,936,525
4.554% 11/1/39		9,697,411	10,043,713
4.775% 11/1/35		1,664,251	1,739,542

4.961% 11/1/33	8,459,526	8,862,779
4.995% 8/1/35	452,663	477,399
5.119% 3/1/38	56,000	58,954
5.133% 9/1/38	5,892,778	6,202,213
5.139% 11/1/35	255,765	269,200
5.353% 4/1/36	30,925	32,366
5.546% 4/1/37	8,525,285	8,943,409
5.888% 4/1/36	2,735,634	2,870,516
6.10% 6/1/36	1,016,176	1,066,994
6.137% 7/1/36	997,371	1,048,480
6.307% 4/1/36	321,652	336,852
6.382% 8/1/36	491,328	517,085
6.319% 7/1/36	790,870	829,445
Fannie Mae Balloon 7 yr
4.00% 8/1/10	541,459	545,814
5.00% 8/1/11	966,454	1,000,140
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	22,806	24,700
10.00% 1/1/19	55,705	62,296
11.00% 8/1/10 to 12/1/15	6,581	6,960
Fannie Mae GPM 11.00% 11/1/10	217	223
Fannie Mae S.F. 15 yr
4.50% 9/1/20	7,273,274	7,657,461
5.00% 9/1/18 to 5/1/21	851,821	908,834
5.50% 4/1/21 to 1/1/23	64,317	68,891
6.00% 3/1/18 to 8/1/22	4,674,552	5,061,273
7.00% 11/1/14	1,449	1,566
7.50% 4/1/11	996	1,016
8.00% 10/1/14 to 10/1/16	290,574	318,272
Fannie Mae S.F. 15 yr TBA
4.00% 4/1/25	23,800,000	24,142,124
4.50% 4/1/25	17,000,000	17,632,196
5.00% 4/1/25	19,000,000	20,039,072
5.50% 4/1/25	32,250,000	34,492,374
Fannie Mae S.F. 20 yr 6.50% 2/1/22	270,158	297,883
Fannie Mae S.F. 30 yr
5.00% 3/1/34 to 1/1/38	447,365	462,252
6.00% 9/1/34 to 2/1/37	15,168,726	16,190,589
6.50% 6/1/29 to 12/1/37	162,953	177,169
7.00% 12/1/34 to 12/1/37	5,181,730	5,750,738
7.50% 3/1/14 to 6/1/34	55,185	60,383
8.00% 9/1/11 to 5/1/24	186,574	208,846
8.50% 8/1/17	106,948	118,721
9.00% 8/1/22	176,646	199,121
9.25% 6/1/16 to 8/1/16	38,380	42,667
10.00% 2/1/25	361,067	399,372
11.00% 9/1/15 to 8/1/20	118,447	135,054
11.50% 11/1/16	13,434	14,533
Freddie Mac
6.00% 1/1/17	184,275	193,562
6.50% 6/17/14 to 3/1/16	898,018	967,790
•Freddie Mac ARM
3.326% 4/1/33	165,075	169,206
3.417% 4/1/34	58,592	61,067
4.834% 2/1/35	455,108	474,436
5.029% 7/1/38	11,106,595	11,665,327
5.693% 7/1/36	221,381	233,735
5.718% 6/1/37	3,152,726	3,334,941
5.816% 10/1/36	46,150	48,710
6.082% 10/1/37	8,716,546	9,300,414
6.334% 2/1/37	26,615	28,290

Freddie Mac Balloon 7 yr
4.00% 4/1/10 to 5/1/10	407,850	409,120
4.50% 4/1/10 to 12/1/10	579,470	590,555
5.00% 6/1/11 to 11/1/11	284,821	289,692
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 4/1/20	733,540	782,100
6.00% 10/1/10	1,035	1,043
6.50% 6/1/11	5,044	5,085
7.50% 4/1/11	5,030	5,175
8.00% 7/1/16	70,292	76,962
Freddie Mac S.F. 15 yr TBA
5.00% 4/1/25	13,000,000	13,723,125
5.50% 4/1/25	13,000,000	13,910,000
Freddie Mac S.F. 30 yr
6.00% 2/1/36	13,932,925	14,986,815
7.00% 11/1/33	1,757	1,969
8.00% 5/1/31	235,527	271,617
9.00% 9/1/30	114,350	134,812
11.00% 11/1/19 to 5/1/20	32,437	37,305
11.50% 6/1/15 to 3/1/16	117,804	135,267
Freddie Mac S.F. 30 yr TBA
6.00% 4/1/40	25,540,000	27,403,627
6.50% 4/1/40	8,170,000	8,881,043
GNMA I GPM 12.25% 1/15/14	5,520	6,280
GNMA I Mobile Home 6.50% 9/15/10	957	973
GNMA I S.F. 15 yr 7.50% 7/15/10	34	35
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	282,341	319,014
8.00% 6/15/30	8,485	9,778
9.00% 5/15/16 to 2/15/17	32,495	36,341
9.50% 9/15/16 to 8/15/17	13,317	14,931
11.00% 7/15/10 to 8/15/19	112,347	124,982
GNMA II GPM 9.75% 12/20/16 to 9/20/17	16,516	18,003
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	114,009	130,948
10.50% 6/20/20	2,128	2,349
11.00% 9/20/15 to 10/20/15	51,238	56,810
11.50% 12/20/17 to 10/20/18	46,785	52,824
12.00% 4/20/14 to 5/20/16	123,188	138,145
12.50% 10/20/13 to 1/20/14	27,114	30,280
Total Agency Mortgage-Backed Securities (cost $302,233,367)		303,744,332

Agency Obligations – 10.53%
Federal Home Loan Banks
f0.50% 3/29/12	34,295,000	34,288,964
f1.00% 3/15/13	35,210,000	35,217,500
f1.00% 4/5/13	17,365,000	17,354,407
1.25% 2/10/12	14,500,000	14,488,284
Freddie Mac
f0.75% 2/19/13	42,705,000	42,713,327
1.30% 3/9/12	31,420,000	31,387,920
1.30% 3/30/12	10,140,000	10,103,395
Total Agency Obligations (cost $185,613,365)		185,553,797

Commercial Mortgage-Backed Securities – 2.83%
Bank of America Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	2,336,961	2,357,380
Series 2004-5 A3 4.561% 11/10/41	1,735,000	1,775,180
•Series 2005-1 A5 5.299% 11/10/42	805,000	841,042
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A1 5.085% 12/11/40	896,618	903,804
•Series 2005-PW10 A4 5.405% 12/11/40	835,000	854,972
•Series 2005-T20 A4A 5.297% 10/12/42	1,465,000	1,513,865
•Series 2006-PW12 A4 5.906% 9/11/38	335,000	349,928
Series 2007-PW15 A4 5.331% 2/11/44	1,475,000	1,421,145

•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	7,805,000	8,069,307
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	180,000	187,920
#Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36	900,000	951,750
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	500,000	531,436
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	1,045,000	1,089,909
Series 2005-GG4 A4 4.761% 7/10/39	3,310,000	3,284,780
Series 2005-GG4 A4A 4.751% 7/10/39	3,935,000	3,972,913
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,165,837
•@#Series 2006-RR3 A1S 144A 5.774% 7/18/56	360,000	108,000
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	375,000	394,289
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	1,000,000	1,053,700
•Series 2005-LDP5 A4 5.344% 12/15/44	4,800,000	4,968,976
Series 2006-LDP9 A2 5.134% 5/15/47	320,000	324,884
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	602,168	611,416
Merrill Lynch-Countrywide Commercial Mortgage Trust Series 2007-5 A1 4.275% 8/12/48	111,743	113,073
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	4,555,000	4,638,016
•Series 2006-T21 A3 5.185% 10/12/52	2,900,000	3,035,746
•Series 2007-T27 A4 5.802% 6/11/42	3,440,000	3,557,257
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36	1,700,000	1,765,059
Total Commercial Mortgage-Backed Securities (cost $46,012,224)		49,841,584

Convertible Bonds – 0.27%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	1,125,000	1,146,094
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13	2,500,000	2,656,250
National City 4.00% exercise price $482.51, expiration date 2/1/11	1,000,000	1,022,500
Total Convertible Bonds (cost $4,163,888)		4,824,844

Corporate Bonds – 30.66%
Banking – 9.11%
#Achmea Hypotheekbank 144A 3.20% 11/3/14	6,200,000	6,285,715
#ANZ National International 144A 3.25% 4/2/12	4,290,000	4,443,599
Bank of America
•0.557% 6/15/17	1,750,000	1,540,215
4.50% 4/1/15	7,125,000	7,192,387
4.90% 5/1/13	640,000	670,030
Barclays Bank 5.20% 7/10/14	6,530,000	6,979,656
BB&T
5.70% 4/30/14	3,705,000	4,029,743
6.50% 8/1/11	1,895,000	2,005,221
Capital One Financial 7.375% 5/23/14	3,080,000	3,522,790
Citigroup
6.01% 1/15/15	855,000	899,166
6.375% 8/12/14	3,840,000	4,106,181
6.50% 8/19/13	6,535,000	7,050,153
#Dexia Credit 144A 2.75% 1/10/14	7,000,000	7,068,221
#Dexia Credit Local New York 144A 2.00% 3/5/13	6,875,000	6,835,256
Export-Import Bank of Korea 5.875% 1/14/15	2,250,000	2,430,459
JPMorgan Chase
•0.587% 6/13/16	1,750,000	1,644,685
5.75% 1/2/13	5,705,000	6,195,413
Key Bank 5.80% 7/1/14	4,250,000	4,350,700
KFW 1.875% 1/14/13	3,460,000	3,474,985
Korea Development Bank
4.375% 8/10/15	1,585,000	1,610,603
5.30% 1/17/13	1,980,000	2,104,667
#Lloyds TSB Bank 144A 4.375% 1/12/15	6,700,000	6,611,768
#National Australia Bank 144A 3.375% 7/8/14	1,885,000	1,937,690
#NIBC Bank 144A 2.80% 12/2/14	6,655,000	6,627,502
Oesterreichische Kontrollbank 1.75% 3/11/13	4,015,000	4,014,526

PNC Funding 3.625% 2/8/15		6,790,000	6,838,209
•#Rabobank 144A 11.00% 12/29/49		4,180,000	5,394,838
Regions Financial 7.75% 11/10/14		4,595,000	4,839,243
Rentenbank
1.875% 9/24/12		1,750,000	1,764,599
3.125% 7/15/15		3,605,000	3,620,599
3.25% 3/15/13		2,700,000	2,801,895
4.125% 7/15/13		3,715,000	3,957,385
#Royal Bank of Scotland 144A 1.50% 3/30/12		5,045,000	5,043,128
Silicon Valley Bank 5.70% 6/1/12		1,795,000	1,876,992
US Bancorp 3.15% 3/4/15		2,135,000	2,115,294
•USB Capital IX 6.189% 10/29/49		5,665,000	4,900,225
Wachovia 5.25% 8/1/14		4,927,000	5,180,248
•Wells Fargo Bank 0.46% 5/16/16		1,575,000	1,440,900
•Wells Fargo Capital XIII 7.70% 12/29/49		6,855,000	7,112,062
			160,516,948
Basic Industry – 1.15%
#Algoma Acquisition 144A 9.875% 6/15/15		250,000	231,250
Cytec Industries 8.95% 7/1/17		585,000	707,026
Dow Chemical 7.60% 5/15/14		4,940,000	5,644,507
#Evraz Group 144A 9.50% 4/24/18		180,000	194,175
Freeport McMoRan Copper & Gold 8.375% 4/1/17		1,925,000	2,144,433
#Georgia-Pacific 144A 8.25% 5/1/16		310,000	339,450
#Hexion Finance Escrow 144A 8.875% 2/1/18		2,860,000	2,831,400
#NewPage 144A 11.375% 12/31/14		3,000,000	3,000,000
Praxair 2.125% 6/14/13		3,150,000	3,160,115
Steel Dynamics 6.75% 4/1/15		425,000	430,313
Teck Resources
10.25% 5/15/16		340,000	406,300
10.75% 5/15/19		990,000	1,217,700
			20,306,669
Brokerage – 1.49%
#FIH Erhvervsbank 144A 1.75% 12/6/12		5,585,000	5,567,737
Goldman Sachs Group 5.25% 10/15/13		5,500,000	5,916,863
Jefferies Group 5.875% 6/8/14		2,805,000	2,926,521
=@^JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	2,605,706
Lazard Group
6.85% 6/15/17	USD	1,438,000	1,465,382
7.125% 5/15/15		936,000	983,846
Morgan Stanley
•0.731% 10/15/15		1,275,000	1,182,650
6.00% 4/28/15		5,195,000	5,571,045
			26,219,750
Capital Goods – 1.44%
Anixter 10.00% 3/15/14		650,000	762,125
#BAE Systems Holdings 144A 4.95% 6/1/14		6,195,000	6,506,100
Ball
7.125% 9/1/16		614,000	655,445
7.375% 9/1/19		921,000	975,109
#Clean Harbors 144A 7.625% 8/15/16		1,715,000	1,749,300
Graham Packaging
9.875% 10/15/14		1,180,000	1,230,150
#144A 8.25% 1/1/17		2,950,000	2,986,875
Graphic Packaging International 9.50% 8/15/13		2,064,000	2,125,920
#Koppers 144A 7.875% 12/1/19		2,250,000	2,328,750
NXP BV Funding 9.50% 10/15/15		620,000	615,350
Ply Gem Industries 11.75% 6/15/13		1,500,000	1,590,000
Tyco International Finance
4.125% 10/15/14		915,000	947,067
6.375% 10/15/11		2,335,000	2,516,710
#USG 144A 9.75% 8/1/14		315,000	335,475
			25,324,376

Communications – 6.73%
AT&T 6.70% 11/15/13	960,000	1,096,334
AT&T Wireless 8.125% 5/1/12	3,665,000	4,137,836
Belo 8.00% 11/15/16	2,050,000	2,147,375
Cellco Partnership/Verizon Wireless Capital 7.375% 11/15/13	1,020,000	1,180,804
Cincinnati Bell 7.00% 2/15/15	760,000	742,900
#Clearwire Communications Finance 144A 12.00% 12/1/15	3,000,000	3,075,000
Cox Communications 5.45% 12/15/14	6,750,000	7,303,965
Cricket Communications
9.375% 11/1/14	1,500,000	1,533,750
#144A 7.75% 5/15/16	1,350,000	1,407,375
Crown Castle International 9.00% 1/15/15	1,900,000	2,066,250
CSC Holdings
6.75% 4/15/12	231,000	242,839
#144A 8.50% 6/15/15	95,000	101,175
#Digicel 144A 8.25% 9/1/17	3,000,000	2,985,000
#Digicel Group 144A PIK 9.125% 1/15/15	2,000,000	1,995,000
DirecTV Holdings/Financing
7.625% 5/15/16	9,205,000	10,322,339
#144A 4.75% 10/1/14	4,125,000	4,319,758
DISH DBS
7.125% 2/1/16	1,910,000	1,955,363
7.875% 9/1/19	415,000	433,675
Frontier Communications 7.125% 3/15/19	1,885,000	1,800,175
#GXS Worldwide 144A 9.75% 6/15/15	3,895,000	3,768,413
#Inmarsat Finance 144A 7.375% 12/1/17	880,000	919,600
Intelsat Bermuda 11.25% 2/4/17	1,555,000	1,652,188
Interpublic Group
10.00% 7/15/17	2,240,000	2,545,200
#144A 10.00% 7/15/17	490,000	556,763
Lamar Media 7.25% 1/1/13	1,910,000	1,933,875
Level 3 Financing 9.25% 11/1/14	790,000	774,200
MetroPCS Wireless 9.25% 11/1/14	1,135,000	1,166,213
#NII Capital 144A 8.875% 12/15/19	3,000,000	3,120,000
PAETEC Holding
8.875% 6/30/17	760,000	784,700
#144A 8.875% 6/30/17	1,400,000	1,445,500
#Qwest 144A 8.375% 5/1/16	580,000	655,400
Rogers Communications
7.50% 3/15/15	660,000	771,163
9.625% 5/1/11	1,850,000	2,005,740
Sprint Nextel 6.00% 12/1/16	4,140,000	3,757,050
Telecom Italia Capital
4.95% 9/30/14	3,500,000	3,594,000
5.25% 11/15/13	1,700,000	1,782,085
6.20% 7/18/11	2,006,000	2,106,930
Telesat Canada 11.00% 11/1/15	750,000	838,125
Time Warner Cable
7.50% 4/1/14	4,055,000	4,685,406
8.25% 2/14/14	1,510,000	1,773,342
Verizon Global Funding 6.875% 6/15/12	1,820,000	2,023,849
Videotron 9.125% 4/15/18	1,550,000	1,730,188
Virgin Media Finance 8.75% 4/15/14	242,000	248,958
#Vivendi 144A 5.75% 4/4/13	11,400,000	12,273,114
Vodafone Group
5.00% 12/16/13	1,610,000	1,739,075
5.375% 1/30/15	715,000	767,845
#Wind Acquisition Finance 144A 11.75% 7/15/17	3,505,000	3,890,550
Windstream
8.125% 8/1/13	1,630,000	1,715,575
#144A 7.875% 11/1/17	1,620,000	1,603,800
XM Satellite Radio PIK 10.00% 6/1/11	3,045,000	3,075,450
		118,551,210

Consumer Cyclical – 1.09%
Brinker International 5.75% 6/1/14	4,000,000	4,143,535
Ford Motor Credit
7.50% 8/1/12	1,350,000	1,398,639
8.00% 6/1/14	1,750,000	1,843,945
12.00% 5/15/15	800,000	956,697
Goodyear Tire & Rubber 10.50% 5/15/16	2,135,000	2,316,475
#Harrah's Operating Escrow 144A 11.25% 6/1/17	2,195,000	2,376,087
#Invista 144A 9.25% 5/1/12	675,000	686,813
Macy's Retail Holdings 10.625% 11/1/10	2,000,000	2,105,000
MGM MIRAGE
13.00% 11/15/13	790,000	924,300
#144A 10.375% 5/15/14	210,000	232,575
#144A 11.125% 11/15/17	265,000	299,450
#Pinnacle Entertainment 144A 8.625% 8/1/17	895,000	879,338
Ryland Group 8.40% 5/15/17	905,000	988,713
		19,151,567
Consumer Non-Cyclical – 2.48%
ARAMARK 8.50% 2/1/15	1,315,000	1,351,163
#CareFusion 144A 5.125% 8/1/14	7,355,000	7,813,230
Community Health Systems 8.875% 7/15/15	2,375,000	2,464,063
Corrections Corporation of America 7.75% 6/1/17	610,000	640,500
HCA 9.25% 11/15/16	1,830,000	1,950,094
Hospira 6.40% 5/15/15	6,030,000	6,694,843
Inverness Medical Innovations 9.00% 5/15/16	525,000	536,813
Iron Mountain 8.00% 6/15/20	2,150,000	2,214,500
#JBS USA Finance 144A 11.625% 5/1/14	99,000	113,355
Kraft Foods 4.125% 2/9/16	3,420,000	3,469,983
McKesson 6.50% 2/15/14	3,915,000	4,376,575
Medco Health Solutions 7.25% 8/15/13	3,260,000	3,688,680
#RSC Equipment Rental 144A 10.25% 11/15/19	2,220,000	2,236,650
Select Medical 7.625% 2/1/15	640,000	612,800
Supervalu
7.50% 11/15/14	1,540,000	1,570,800
8.00% 5/1/16	635,000	646,113
Yale University 2.90% 10/15/14	3,310,000	3,341,528
		43,721,690
Electric – 1.38%
AES
8.00% 6/1/20	1,600,000	1,602,000
#144A 8.75% 5/15/13	1,000,000	1,020,000
Ameren 8.875% 5/15/14	7,185,000	8,297,670
Duke Energy 6.30% 2/1/14	3,000,000	3,344,841
Ipalco Enterprises 8.625% 11/14/11	110,000	117,700
NRG Energy 7.375% 2/1/16	2,330,000	2,318,350
Pacificorp 6.90% 11/15/11	2,845,000	3,096,327
PPL Electric Utilities 7.125% 11/30/13	2,455,000	2,843,604
Virginia Electric & Power 5.10% 11/30/12	1,535,000	1,671,770
		24,312,262
Energy – 2.01%
Chesapeake Energy 9.50% 2/15/15	3,800,000	4,151,500
Forest Oil 7.25% 6/15/19	1,020,000	1,030,200
Massey Energy 6.875% 12/15/13	2,500,000	2,546,875
Nexen 5.05% 11/20/13	4,700,000	5,055,997
PetroHawk Energy 7.875% 6/1/15	1,880,000	1,924,650
Range Resources 8.00% 5/15/19	610,000	654,225
Weatherford International
5.15% 3/15/13	2,405,000	2,557,244
6.625% 11/15/11	2,000,000	2,141,230
#Woodside Finance 144A
4.50% 11/10/14	10,905,000	11,184,364
5.00% 11/15/13	4,030,000	4,246,524
		35,492,809

Finance Companies – 1.56%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,259,163
FTI Consulting
7.625% 6/15/13	1,718,000	1,748,065
7.75% 10/1/16	225,000	230,625
General Electric Capital
•0.517% 9/15/14	3,535,000	3,363,574
6.00% 6/15/12	2,100,000	2,277,192
International Lease Finance
5.75% 6/15/11	1,500,000	1,508,061
6.625% 11/15/13	511,000	497,732
#144A 8.75% 3/15/17	6,160,000	6,317,283
#Irish Life & Permanent Group Holding 144A 3.60% 1/14/13	3,425,000	3,420,027
Nuveen Investments 10.50% 11/15/15	1,820,000	1,774,500
		27,396,222
Insurance – 0.05%
#Metropolitan Life Global Funding I 144A 4.625% 8/19/10	860,000	870,512
		870,512
Natural Gas – 1.69%
El Paso
7.00% 6/15/17	1,535,000	1,574,279
7.25% 6/1/18	1,165,000	1,207,297
8.25% 2/15/16	750,000	804,375
Energy Transfer Partners 5.65% 8/1/12	3,175,000	3,406,550
Enterprise Products Operating
4.95% 6/1/10	1,455,000	1,462,604
7.50% 2/1/11	855,000	895,141
•8.375% 8/1/66	1,180,000	1,199,156
9.75% 1/31/14	4,450,000	5,408,045
Kinder Morgan Energy Partners
6.75% 3/15/11	1,300,000	1,366,179
7.50% 11/1/10	1,395,000	1,442,178
Plains All American Pipeline 4.25% 9/1/12	6,865,000	7,136,379
TransCanada Pipelines 4.00% 6/15/13	3,720,000	3,908,280
		29,810,463
Real Estate – 0.19%
•#USB Realty 144A 6.091% 12/29/49	4,200,000	3,428,250
		3,428,250
Technology – 0.25%
First Data 9.875% 9/24/15	1,500,000	1,301,250
Freescale Semiconductor 8.875% 12/15/14	320,000	307,200
National Semiconductor 3.95% 4/15/15	2,775,000	2,743,837
		4,352,287
Transportation – 0.04%
CSX 6.75% 3/15/11	720,000	757,632
		757,632
Total Corporate Bonds (cost $514,882,052)		540,212,647

Municipal Bond – 0.33%
•Puerto Rico Sales Tax Financing Sales Revenue (First Subordinate) Series A 5.00% 8/1/39	5,500,000	5,756,795
Total Municipal Bond (cost $5,500,000)		5,756,795

Non-Agency Asset-Backed Securities – 12.20%
•#AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.194% 10/6/21	1,430,000	1,426,425
#Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	3,025,000	3,072,456
•Bank of America Credit Card Trust
Series 2006-A11 A11 0.26% 4/15/16	3,910,000	3,833,443
Series 2006-A12 A12 0.25% 3/15/14	11,218,000	11,142,149
Series 2006-A15 A15 0.23% 4/15/14	2,390,000	2,372,050
Series 2007-A4 A4 0.27% 11/15/19	6,490,000	6,191,077
Series 2008-A5 A5 1.43% 12/16/13	6,745,000	6,809,780

•Bank One Issuance Trust Series 2004-A7 A7 0.35% 5/15/14	10,335,913	10,322,493
#Cabela's Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13	470,000	478,493
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11	796,268	804,247
•#Series 2007-SN2 A4 144A 1.26% 5/16/11	1,557,206	1,559,153
•Capital One Multi-Asset Execution Trust
Series 2004-A5 A5 0.38% 3/17/14	6,890,000	6,872,688
Series 2005-A6 A6 0.30% 7/15/15	10,350,000	10,257,782
Series 2006-A5 A5 0.29% 1/15/16	4,000,000	3,950,230
Series 2006-A11 A11 0.32% 6/17/19	10,000,000	9,636,531
Series 2007-A1 A1 0.28% 11/15/19	1,500,000	1,435,887
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	1,886,298	1,909,063
Series 2008-A A3 4.94% 4/25/14	1,503,304	1,533,821
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	226,028	224,154
Chase Issuance Trust
•Series 2005-A2 A2 0.30% 12/15/14	6,600,000	6,574,592
•Series 2005-A6 A6 0.30% 7/15/14	6,775,000	6,740,294
Series 2005-A7 A7 4.55% 3/15/13	725,000	747,450
Series 2005-A10 A10 4.65% 12/17/12	2,605,000	2,663,543
Series 2008-A9 A9 4.26% 5/15/13	1,545,000	1,604,461
•Series 2009-A2 A2 1.78% 4/15/14	12,670,000	12,996,588
#CIT Equipment Collateral 2009-VT1 A2 144A 2.20% 6/15/11	6,037,404	6,056,645
Citibank Credit Card Issuance Trust
Series 2006-A4 A4 5.45% 5/10/13	1,800,000	1,890,222
•Series 2007-A6 A6 0.24% 7/12/12	575,000	574,812
•Series 2007-A7 A7 0.59% 8/20/14	1,250,000	1,249,459
•Series 2009-A1 A1 1.98% 3/17/14	2,055,000	2,111,429
•Series 2009-A2 A2 1.78% 5/15/14	10,400,000	10,664,315
#Citibank Omni Master Trust 2009-A13 A13 144A 5.35% 8/15/18	1,355,000	1,414,215
CNH Equipment Trust
•Series 2007-A A4 0.27% 9/17/12	231,666	231,367
•Series 2007-B A3B 0.83% 10/17/11	134,490	134,513
Series 2007-C A3A 5.21% 12/15/11	105,018	105,211
Series 2008-A A3 4.12% 5/15/12	167,101	169,042
Series 2008-A A4A 4.93% 8/15/14	570,000	597,151
Series 2008-B A3A 4.78% 7/16/12	191,234	194,564
Series 2009-C A3 1.85% 12/16/13	675,000	679,397
Discover Card Master Trust
Series 2008-A4 A4 5.65% 12/15/15	500,000	549,114
•Series 2009-A1 A1 1.53% 12/15/14	10,500,000	10,604,492
•Series 2010-A1 A1 0.88% 9/15/15	12,500,000	12,523,046
•Discover Card Master Trust I
Series 2005-4 A2 0.32% 6/16/15	9,000,000	8,881,570
Series 2006-3 A1 0.26% 3/15/14	15,375,000	15,280,741
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	925,000	898,259
#Ford Credit Auto Lease Trust Series 2010-A A2 144A 1.04% 3/15/13	3,215,000	3,215,374
•Ford Credit Auto Owner Trust
Series 2008-A A3B 1.03% 4/15/12	1,187,669	1,190,575
Series 2008-C A4B 1.98% 4/15/13	4,700,000	4,805,297
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.78% 9/15/14	895,000	897,184
#Series 2010-1 A 144A 1.88% 12/15/14	2,170,000	2,179,901
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	1,290,000	1,307,076
•#Golden Credit Card Trust Series 2008-3 A 144A 1.23% 7/15/17	1,200,000	1,204,641
Harley-Davidson Motorcycle Trust
#Series 2006-1 A2 144A 5.04% 10/15/12	71,295	72,861
Series 2009-4 A3 1.87% 2/15/14	565,000	570,119
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	58,679	59,454
Series 2008-A A3 4.93% 12/17/12	280,000	290,434
@#Knight Funding 144A Series 1A B2 8.23% 6/21/10	3,293,616	3,310,084

•MBNA Credit Card Master Note Trust Series 2003-A8 A8 0.42% 12/17/12		1,365,000	1,364,795
•Morgan Stanley Mortgage Loan Trust Series 2006-12XS A1 0.37% 10/25/36		15,820	15,569
Nissan Auto Receivables Owner Trust Series 2007-B A3 5.03% 5/16/11		351,430	353,343
Renaissance Home Equity Loan Trust Series 2006-4 AF2 5.285% 1/25/37		35,000	27,801
USAA Auto Owner Trust Series 2008-1 A3 4.16% 4/16/12		568,619	575,640
Volkswagen Auto Lease Trust Series 2009-A A2 2.87% 7/15/11		2,758,425	2,776,283
World Omni Auto Receivables Trust
•Series 2007-B A3B 0.62% 1/17/12		529,123	529,309
Series 2008-A A3A 3.94% 10/15/12		252,890	257,883
Total Non-Agency Asset-Backed Securities (cost $213,205,456)			214,972,037

Non-Agency Collateralized Mortgage Obligations – 0.56%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		22,758	19,128
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34		156,208	126,870
Series 2005-3 2A1 5.50% 4/25/20		214,222	193,770
Series 2005-5 2CB1 6.00% 6/25/35		18,430	13,125
Series 2005-6 7A1 5.50% 7/25/20		173,361	161,144
•@Bank of America Funding Series 2006-H 1A2 3.57% 9/20/46		50,984	6,726
•Bank of America Mortgage Securities Series 2002-K 2A1 3.096% 10/20/32		7,796	7,116
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		449,209	435,523
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.77% 8/25/37		213,678	154,323
@wCountrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		30,367	27,670
#GSMPS Mortgage Loan Trust 144A
•Series 1998-2 A 7.75% 5/19/27		194,924	189,439
•Series 1999-3 A 8.00% 8/19/29		481,836	463,864
Series 2005-RP1 1A4 8.50% 1/25/35		549,796	518,355
Series 2006-RP1 1A2 7.50% 1/25/36		65,366	60,772
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.678% 4/25/36		180,000	126,844
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		71,783	64,940
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		410,413	394,509
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		343,776	303,289
•wWashington Mutual Mortgage Pass Through Certificates
Series 2006-AR10 1A1 5.905% 9/25/36		2,051,786	1,604,245
Series 2007-HY1 1A1 5.635% 2/25/37		863,838	625,350
Wells Fargo Mortgage-Backed Securities Trust
•Series 2004-EE 3A1 3.827% 12/25/34		45,982	44,907
•Series 2005-AR16 2A1 2.998% 10/25/35		25,665	22,427
Series 2006-7 2A1 6.00% 6/25/36		16,641	13,515
•Series 2006-AR5 2A1 5.487% 4/25/36		404,646	318,586
•Series 2006-AR6 7A1 5.105% 3/25/36		4,053,509	3,723,672
•Series 2006-AR10 5A1 5.491% 7/25/36		246,090	194,354
Series 2007-8 2A6 6.00% 7/25/37		25,000	18,955
Total Non-Agency Collateralized Mortgage Obligations (cost $8,949,953)			9,833,418

Regional Agency – 3.30%Δ
Australia – 3.30%
New South Wales Treasury 7.00% 12/1/10	AUD	62,300,000	58,151,258
Total Regional Agency (cost $57,851,721)			58,151,258

Regional Authorities – 0.47%Δ
Canada – 0.47%
Province of Ontario 4.10% 6/16/14	USD	5,890,000	6,298,295
Quebec Province 4.875% 5/5/14		1,885,000	2,058,069
Total Regional Authorities (cost $8,322,004)			8,356,364

«Senior Secured Loans – 4.65%
AIG
Term Tranche Loan 1 6.75% 2/23/15		3,902,884	4,017,532
Term Tranche Loan 2 7.00% 3/7/16		2,862,116	2,909,340
Allison Transmission Term Tranche Loan B 3.002% 8/7/14		3,190,000	3,046,897
ATI Holdings Term Tranche Loan 7.00% 2/18/16		2,205,000	2,151,716
Bausch & Lomb
Term Tranche Loan B 3.501% 4/11/15		1,579,686	1,546,418
Term Tranche Loan DD 3.501% 4/11/15		383,108	375,039

BE Aerospace 5.75% 7/28/14	1,540,772	1,561,957
Calpine Term Tranche Loan 3.124% 3/31/14	2,490,245	2,418,775
Cengage Learning Acquisitions Term Tranche Loan 7.50% 7/7/14	1,275,000	1,295,719
CF Industries Holdings Term Tranche Loan B 5.50% 11/3/14	460,000	455,400
Chester Downs & Marina 12.375% 12/31/16	1,188,750	1,219,955
Community Health Systems
Term Tranche Loan B 2.502% 7/25/14	1,701,903	1,659,602
Term Tranche Loan DD 2.502% 7/25/14	76,822	75,022
Delta Air Lines Term Tranche Loan 8.75% 9/16/13	4,208,321	4,279,336
First Data Term Tranche Loan B2 3.00% 9/24/14	4,468,542	3,961,095
Flextronics International Term Tranche Loan B 2.501% 10/1/12	4,410,648	4,315,555
Ford Motor Term Tranche Loan B 3.258% 12/15/13	2,371,379	2,299,822
Graham Packaging Term Tranche Loan C 6.75% 4/5/14	4,359,460	4,412,579
Harrah's Operating Term Tranche Loan B 9.50% 10/31/16	1,800,000	1,868,058
Intelsat
Term Tranche Loan B-2-A 2.728% 1/3/14	1,188,975	1,160,148
Term Tranche Loan B-2-B 2.728% 1/3/14	1,188,614	1,159,796
Term Tranche Loan B-2-C 2.728% 1/3/14	1,188,614	1,159,796
Knology Term Tranche Loan 3.783% 6/2/14	225,000	222,937
Level 3 Financing Term Tranche Loan B 11.50% 3/13/14	2,817,000	3,084,615
Lyondell Chemical Term Tranche Loan 5.50% 3/14/16	440,000	444,745
MacDermid Term Tranche Loan B 2.229% 4/12/14	744,831	696,417
Mediacom Illinois Term Tranche Loan D 5.50% 3/31/17	1,354,347	1,365,859
Nuveen Investments
2nd Lien Term Loan 12.50% 7/9/15	1,351,000	1,450,636
Term Tranche Loan B 3.302% 11/13/14	4,812,373	4,427,382
RehabCare Group Term Tranche Loan B 6.00% 11/3/15	4,375,000	4,407,813
Rental Services 2nd Lien Term Loan 3.817% 10/7/13	3,786,174	3,665,963
Reynolds Group Holdings Term Tranche Loan 6.25% 11/5/15	1,950,000	1,973,761
Rite Aid Term Tranche Loan 9.50% 6/5/15	1,940,000	2,032,955
Rockwood Specialties Group Term Tranche Loan H 6.00% 5/15/14	1,500,000	1,511,490
Smurfit-Stone Container Enterprises Term Tranche Loan 6.75% 1/2/16	100,000	100,375
Solutia Term Tranche Loan 4.75% 3/2/17	140,000	141,565
SunGard Data Systems Term Tranche Loan 6.75% 2/28/14	1,989,975	2,009,875
Targa Resources Term Tranche Loan 6.00% 7/6/16	1,100,000	1,107,216
Telesat Canada
Term Tranche Loan B 3.24% 10/31/14	1,672,281	1,651,386
Term Tranche Loan II 3.24% 10/31/14	143,631	141,837
Texas Competitive Electric Holdings Term Tranche Loan B2 3.729% 10/10/14	1,848,378	1,522,915
Toys R Us Term Tranche Loan B 4.479% 7/19/12	1,175,000	1,180,346
TWCC Holding Tranche Term Loan 5.00% 9/14/15	70,000	70,903
Univision Communications Term Tranche Loan B 2.533% 9/29/14	1,465,000	1,310,018
Total Senior Secured Loans (cost $79,741,330)		81,870,566

Sovereign Agencies – 1.83%Δ
Canada – 0.09%
Export Development Canada 3.125% 4/24/14	1,540,000	1,584,997
		1,584,997
France – 0.21%
#Societe Financement de l'Economie Francaise 144A 2.125% 1/30/12	3,655,000	3,714,291
		3,714,291
Japan – 0.33%
Japan Bank for International Cooperation 2.125% 11/5/12	5,800,000	5,862,576
		5,862,576
Norway – 0.70%
Eksportfinans
1.875% 4/2/13	6,395,000	6,374,863
3.00% 11/17/14	5,830,000	5,858,660
		12,233,523
Republic of Korea – 0.08%
#Korea Expressway 144A 4.50% 3/23/15	1,320,000	1,342,885
		1,342,885

Sweden – 0.42%
Swedish Export Credit 3.25% 9/16/14		7,284,000	7,449,114
			7,449,114
Total Sovereign Agencies (cost $32,001,005)			32,187,386

Sovereign Debt – 0.95%Δ
Indonesia – 0.95%
Indonesia Government
10.00% 10/15/11	IDR	142,000,000,000	16,280,807
10.75% 5/15/16	IDR	3,594,000,000	440,086
Total Sovereign Debt (cost $16,477,461)			16,720,893

Supranational Banks – 1.36%
African Development Bank 3.00% 5/27/14	USD	3,365,000	3,435,541
European Investment Bank 11.25% 2/14/13	BRL	1,000,000	588,284
Inter-American Development Bank 3.50% 7/8/13	USD	4,815,000	5,069,685
International Finance
3.00% 4/22/14		6,930,000	7,039,555
5.75% 3/16/15	AUD	3,600,000	3,270,178
Nordic Investment Bank 1.625% 1/28/13	USD	4,605,000	4,601,311
Total Supranational Banks (cost $24,046,628)			24,004,554

U.S. Treasury Obligations – 6.61%
U.S. Treasury Bills
0.10% 4/15/10		10,009,117	10,008,546
0.119% 4/22/10		8,007,293	8,006,637
U.S. Treasury Notes
1.00% 3/31/12		12,915,000	12,912,972
1.375% 3/15/13		66,295,000	65,927,262
2.50% 3/31/15		19,720,000	19,670,759
Total U.S. Treasury Obligations (cost $116,628,474)			116,526,176

		Number of
		Shares
Preferred Stock – 0.54%
•PNC Financial Services Group 8.25%		9,160,000	9,575,095
Total Preferred Stock (cost $8,947,361)			9,575,095

		Principal
		Amount°
≠Discount Notes – 12.03%
Federal Home Loan Bank
0.001% 4/1/10	USD	151,833,816	151,833,816
0.01% 4/5/10		60,054,699	60,054,633
Total Discount Notes (cost $211,888,449)			211,888,449

Total Value of Securities – 107.61%
(cost $1,858,282,979)			1,896,121,533
Liabilities Net of Receivables and Other Assets (See Notes) – (7.61%)z			(134,146,061)
Net Assets Applicable to 196,310,995 Shares Outstanding – 100.00%			$1,761,975,472

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
USD – United States Dollar

ΔSecurities have been classified by country of origin.
fStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2010.
≠The rate shown is the effective yield at time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2010, the aggregate amount of Rule 144A securities was $202,753,959, which represented 11.51% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of March 31, 2010.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2010.
^Zero coupon security. The rate shown is the yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2010, the aggregate amount of fair valued securities was $2,605,706, which represented 0.15% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $6,301,468, which represented 0.36% of the Fund’s net assets. See Note 5 in “Notes.”
zOf this amount, $223,070,202 represents payable for securities purchased and $20,001,472 represents receivable for securities sold as of March 31, 2010.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, options contracts and swap contracts were outstanding at March 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(18,759,502)	USD	17,005,489	4/30/10	$(151,358)
BRL	1,030,000	USD	(568,747)	4/30/10	6,736
BRL	1,911,242	USD	(1,051,577)	4/30/10	16,275
GBP	4,417	USD	(6,581)	4/30/10	122
IDR	9,186,660,000	USD	(1,003,458)	4/30/10	1,702
KRW	1,117,900,500	USD	(978,383)	4/30/10	8,464
MXN	15,231,694	USD	(1,200,291)	4/30/10	28,027
					$(90,032)

Options Contracts

					Unrealized
	Number of	Notional	Exercise	Expiration	Appreciation
Description	Contracts	Value	Price	Date	(Depreciation)
Long Put Options
U.S. Treasury
10 yr Future	725	$725,000	$114.00	5/21/10	$(178,689)
10 yr Future	3,283	3,283,000	115.00	5/21/10	350,131
10 yr Future	1,660	1,660,000	116.00	5/21/10	171,773
Total					$343,215

Swap Contracts
CDS Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Depreciation
Protection Purchased:
Barclays
ITRAXX EUR Sub Financials 12.1 5 yr CDS	$13,740,000	1.00%	12/20/14	$(251,952)
JPMorgan Securities
Donnelley (R.R.) 5 yr CDS	1,050,000	5.00%	6/20/14	(173,932)
Penney (J.C.)
5 yr CDS	5,525,000	1.00%	3/20/15	26,433
Sunoco 5 yr CDS	1,940,000	1.00%	3/20/15	64,128
	$22,255,000			$(335,323)
Protection Sold:
JPMorgan Securities
Macy’s
5 yr CDS	$5,525,000	1.00%	3/20/15	$27,730
MetLife 5 yr CDS	1,290,000	1.00%	12/20/14	25,721
Valero 5 yr CDS	1,940,000	1.00%	3/20/15	(28,279)
	$8,755,000			$25,172
Total				$(310,151)

The use of foreign currency exchange contracts, options contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At March 31, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At March 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,858,342,330
Aggregate unrealized appreciation	$40,000,512
Aggregate unrealized depreciation	(2,221,309)
Net unrealized appreciation	$37,779,203

For federal income tax purposes, at December 31, 2009, capital loss carryforwards of $1,790,504 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $227,766 expires in 2014 and $1,562,738 expires in 2016.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the fair value hierarchy levels as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$777,473,639	$8,572,867	$786,046,506
Corporate Debt	-	623,605,934	3,302,123	626,908,057
Foreign Debt	-	138,832,171	588,284	139,420,455
Municipal Bonds	-	5,756,795	-	5,756,795
U.S. Treasury Obligations	116,526,176	-	-	116,526,176
Short-Term	-	211,888,449	-	211,888,449
Other	-	9,575,095	-	9,575,095
Total	$116,526,176	$1,767,132,083	$12,463,274	$1,896,121,533

Foreign Currency Exchange Contracts	$-	$(90,032)	$-	$(90,032)
Options Contracts	-	343,215	-	343,215
Swap Contracts	-	(310,151)	-	(310,151)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-
	Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 12/31/09	$5,616,230	$-	$593,537	$6,209,767
Purchases	4,002,105	3,149,168	-	7,151,273
Sales	(1,074,086)	-	-	(1,074,086)
Net change in unrealized
appreciation/depreciation	28,618	152,955	(5,253)	176,320
Balance as of 3/31/10	$8,572,867	$3,302,123	$588,284	$12,463,274

Net change in unrealized
appreciation/depreciation
from investments
still held as of 3/31/10	$28,618	$11,173	$(5,253)	$34,538

3 Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No financial futures contracts were outstanding at March 31, 2010.

Options Contracts – During the period ended March 31, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Swap Contracts – The Fund may enter into [interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2010, the aggregate unrealized depreciation of credit default swaps was $310,151. The Fund had posted $180,000 as collateral, net of collateral received, for certain open derivatives, which is presented as restricted cash on the schedule of investments. If a credit event had occurred for all swap transactions where collateral posting was required as of March 31, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $13,500,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at March 31, 2010, the notional value of the protection sold was $8,755,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2010, the net unrealized appreciation of the protection sold was $25,172.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of March 31, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
	Receivables and		Liabilities net of
	other assets net of		receivables and other
Foreign exchange contracts (Forward currency contracts)	liabilities	$51,038	assets	$(141,070)

	Receivables and		Liabilities net of
	other assets net of		receivables and other
Options contracts (Options)	liabilities	343,215	assets	-

	Receivables and		Liabilities net of
	other assets net of		receivables and other
Credit Contracts (Swaps)	liabilities	-	assets	(310,151)
Total		$394,253		$(451,221)

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010 was as follows:

	Location of Gain or	Realized Gain or	Change in Unrealized Appreciation or
	Loss on Derivatives	Loss on Derivatives	Depreciation on Derivatives Recognized in
	Recognized in Income	Recognized in	Income
		Income
Foreign exchange contracts (Forward	Net realized gain on
currency contracts)	forward currency
	contracts/unrealized
	appreciation/depreciation
	of investments and
	foreign
	currencies	$105,149	$(89,926)

Options contracts (Options)	Net realized loss on
	options contracts/net
	change in unrealized
	appreciation/depreciation
	of investments and
	foreign currencies	(155,515)	343,215

Credit Contracts (Swaps)	Net realized gain on
	swap contracts/net
	change in unrealized
	appreciation/depreciation
	of investments and
	foreign currencies	175,650	(275,059)
Total		$125,284	$(21,770)

4 Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of March 31, 2010.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010 and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: